First Quarter 2003 Earnings Review and Updated Guidance a d v a n c e r e l e n t l e s s l y April 16, 2003 1 Exhibit 99.2

I. Strategic Focus Bob Rossiter, Chairman & CEO II. Industry Update Jim Vandenberghe, Vice Chairman III. First Quarter Results and 2003 Outlook Dave Wajsgras, SVP & CFO IV. Q & A Agenda

#1 or #2 in Market Share in Core Products / Markets Highest Rated Tier I Supplier in Quality and Customer Satisfaction Best Equity Value in Industry Customer-Focused and Performance-Driven Culture Strategic Focus

Record quarterly net sales of $3.9 billion Earnings per share of $1.01, up 44% from prior year's comparable basis Strong cash flow and continued debt reduction Named a 2002 "Supplier of the Year" by General Motors Received three World Excellence Awards from Ford Motor Company Ranked as America's 'Most Admired' Company in the Motor Vehicle Parts Industry by Fortune(r) Magazine Another Quarter of Solid Operating and Financial Performance First Quarter 2003 Highlights Customer-Focused Strategy Driving Success

1 3 Lear Corporation 7.34 2 1 Johnson Controls 7.21 3 2 Delphi Corporation 5.92 4 N/A Goodyear Tire 5.60 5 6 Dana 5.34 6 5 TRW 5.11 7 8 ArvinMeritor 4.82 8 7 Visteon 4.45 9 N/A Bridgestone/Firestone 3.86 10 10 Federal-Mogul 2.99 Lear Moves up to First from Third in Fortune's Most Admired Survey Rank Previous Rank Company Overall Score Source: Fortune (r) March 3, 2003 Issue Quality of Product/Services #1 Quality of Management #1 Innovativeness #1 Use of Corporate Assets #1 Employee Talent #1 Long-Term Investment Value #1 Social Responsibility #1 Financial Soundness #2 Attributes of Reputation * * Motor Vehicle Parts Industry Rank Lear Named America's Most Admired Automotive Parts Supplier

Lear is a Customer-Focused and Performance-Driven Company Industry Update Major Customer Initiatives Interior Integration - Lear is leading GM's Total Interior Integration initiative with the first-ever TI award and working cooperatively to support GM's efforts to deliver "crafted interiors" Team Value Management - TVM is a comprehensive program to eliminate waste and improve quality, and Lear has established a TVM benchmarking facility. Our aim is to become Ford's #1 TVM supplier and to utilize the TVM process throughout our supply chain Warranty Reduction Program - Lear is DaimlerChrysler's highest quality seat supplier and best performing supplier in warranty reduction European Turnaround Plans - Lear is supporting cost and quality improvement initiatives with Fiat and Opel, two of our largest European customers

Six Sigma - Deployed globally with 700 blackbelts and over 4,000 greenbelts in place; 8,000 projects now complete Lean Manufacturing - Lean Manufacturing action plans now in place in about 90% of our facilities worldwide New Product Launches Globally - Lear is working closely with all of our customers to ensure high-quality launches for a record 225 programs this year; these programs represent $900 million in new business Five Year Sales Backlog - Highest level ever; emphasis on total interiors, instrument panels and cockpit systems, electronics and growing our business with Asian OEMs Our Operating Focus is on Continuously Improving the Fundamentals of our Business Update on Major Lear Initiatives

Lear positioned for 5% annual sales growth Based on current backlog and a constant 16M vehicle production environment in both North America and Western Europe Sales Backlog Supports 5% Annual Revenue Growth 2002 2003 2004 2005 2006 2007 East 14425 14425 15325 16025 17025 17925 West 900 700 1000 900 500 North 5% CAGR Net Sales (in millions)

Broader Definition of Automotive Interior Market Cockpits Electronics

A Broader Focus on Cockpits and Electronics Significantly Expands Lear's Potential Market Current Global Market Add Cockpits Add Electronics Add Cockpits and Electronics East 27 61 61 61 West 15 60 70 60 North 19 70 Current Global Market Add Cockpits Add Electronics Add Cockpits and Electronics Total Size of Broader Market (Global) Electrical Distribution Interiors Seats $61 $191 Global Market (in billions)

Financial Review Production Environment - First Quarter 2003 North America Industry production up 3%; Big Three up 1% CPV of $594 up 3% from a year ago, reflecting new business Western Europe Industry production down 2%; key Lear customers/platforms down more than industry average CPV adjusted for foreign exchange was up slightly, reflecting adverse mix Euro 22% stronger than a year ago Worldwide $240 million or 7% of new Lear business added globally

Net Sales $ 3,898.7 $ 3,534.6 $ 364.1 Operating Income $ 161.9 $ 141.0 $ 20.9 O/I Margin 4.2% 4.0% 20 bps Net Income * $ 67.9 $ 46.4 $ 21.5 Earnings Per Share * $ 1.01 $ 0.70 $ 0.31 SG&A % of Sales 3.8% 3.7% (10)bps Interest Expense $ 53.1 $ 57.0 $ 3.9 Other Expense, Net $ 11.8 $ 14.2 $ 2.4 Vehicle Production (000) North America 4,166 4,058 108 Western Europe 4,165 4,235 (70) First Quarter 2003 First Quarter 2002 Record * Excludes cumulative effect of a change in accounting principle of $298.5 million, or $4.50 per share in 2002 Financial Review Financial Highlights - First Quarter 2003 1Q '03 B/(W) 1Q '02 (in millions, except earnings per share)

Industry Vehicle Production N.A. 6% W.E. (1)% S.A. (22)% Industry Vehicle Production N.A. 3% W.E. (2)% S.A. 11% Total Change Net Production, Mix & Efficiencies Currency & Related Divestitures Global New Business East 21 5 5 0 11 . (in millions) $21 $5 $11 $5 Change in Net Sales $364 $(92) $216 $240 Financial Review 1Q03 versus 1Q02 - Change in Operating Income

Net Income $ 68 Depreciation 74 Working Capital / Other 8 Cash from Operations * $ 150 Capital Expenditures (70) Free Cash Flow $ 80 First Quarter 2003 (in millions) Financial Review 1Q03 Free Cash Flow * Excludes net change in sold accounts receivable of $53 million

Financial Review Business Conditions North America U.S. retail sales in February were below 16 million annual rate; March sales slightly above 16 million annual rate Second quarter production scheduled to be down 10%, with Big Three down about 15% New round of zero percent financing programs announced in April Consensus full year production now estimated below 16 million vehicles; we are reducing our production outlook to 15.7 - 15.9 million range Western Europe Industry conditions continue to be challenging Second quarter production expected to be down 5%; production at several Lear customers down greater than industry average Full year production now estimated at 15.7 - 15.9 million vehicles, down from 16.2 million in 2002 Euro projected to be 12% - 15% stronger than last year

North America (in millions) Western Europe (in millions) 2003 Production Down in North America and Western Europe Q2 4.6 Down 10% Financial Review 2003 Vehicle Production Outlook FY 2002 Actual FY 2003 Outlook East 16.4 15.7 West 0.2 FY 2002 Actual FY 2003 Outlook East 16.2 15.7 0.2 Q2 4.4 Down 5%

Second Quarter Earnings Per Share Full Year Earnings Per Share Net Sales of $3.8 - $3.9 Billion 2001 2002 2003 4th Qtr East 0.74 1.27 1.2 20.4 West 0.1 31.6 North 45.9 46.9 45 43.9 Interest Expense $ 50 M $ 200 M Capital Expenditures $ 100 M $ 300 M Free Cash Flow $ 75 M $ 350 - 400 M 2001 2002 2003 4th Qtr East 3.73 4.65 4.85 20.4 West 0.4 31.6 North 45.9 46.9 45 43.9 Note: Full year 2002 earnings per share excludes the impact of goodwill impairment of $298.5M after-tax, or $4.50 per share. Net Sales of Au $15 Billion Financial Review 2003 Guidance

The Lear Philosophy Put Our Customers First in Everything We Do Stay focused on what we can control - - quality, customer service, cost and delivery Operate with a LBO mentality Work together as a cohesive team Continuously improve the fundamentals of our business Conduct our business with integrity and humility Never quit until the customer is completely satisfied

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This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which we operate, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which we are a supplier, labor disputes involving us or our significant customers or that otherwise affect us, our success in achieving cost reductions that offset or exceed customer-mandated selling price reductions, increases in our warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which we operate, competitive conditions impacting our key customers, raw material shortages and economics, unanticipated changes in free cash flow and other risks detailed from time to time in our Securities and Exchange Commission filings. These forward-looking statements are made as of the date hereof, and we do not assume any obligation to update them. In addition, this presentation includes certain non-GAAP financial measures, such as free cash flow. These measures should not be considered in isolation or as a substitute for measures determined in accordance with GAAP. Please refer to our First Quarter earnings release, posted on our website, through the investor relations link, at www.lear.com, for additional information regarding our use of non-GAAP financial measures. Forward Looking Statement